UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2026

Soulpower Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42582	98-1793430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West 55th Street, 17th Floor, New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 201-282-6717

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	SOULU	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	SOUL	New York Stock Exchange
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share upon the consummation of the initial business combination	SOULR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on November 24, 2025, Soulpower Acquisition Corporation, a Cayman Islands exempted company (“SPAC”), SWB Holdings, a Cayman Islands exempted company (“Pubco”), SAC Merger Sub Corp., a Cayman Islands exempted company and wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), SWB Merger Sub LLC, a Cayman Islands limited liability company and a wholly owned subsidiary of Pubco (“Company Merger Sub” and together with SPAC Merger Sub, the “Merger Subs”), and SWB LLC, a Cayman Islands limited liability company (the “Company”) entered into a business combination agreement (the “Business Combination Agreement”).

On March 26, 2026, the SPAC, Pubco and the Company entered into the First Amendment to the Business Combination Agreement (the “BCA Amendment”), which amends the Business Combination Agreement to: (i) clarify that all transaction expenses incurred by or on behalf of any party in connection with the Business Combination Agreement shall be borne and paid by the party incurring such expense, with the SPAC advancing funds to the other entities in connection with their transaction expenses in the form of non-interest bearing loans to be repaid upon the earlier of the closing of the transaction or the termination of the Business Combination Agreement; (ii) correct a few scrivener’s errors with regards to the allocation of the Merger Consideration; (iii) correct the Company’s representation with respect to the number of outstanding Company Class V Units; and (iv) change the definition of “Company Signing Net Asset Amount” to limit the amounts paid in connection with the BVI Banking License to only amounts paid in equity. The BCA Amendment is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the BCA Amendment is qualified in its entirety by reference thereto.

Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement or BCA Amendment.

Item 7.01. Regulation FD Disclosure

On March 31, 2026, the SPAC and Pubco issued a joint press release announcing the BCA Amendment in connection with the Proposed Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	First Amendment to the Business Combination Agreement, dated as of March 26, 2026, by and among SPAC, Pubco, and the Company.
99.1	Press Release, dated March 31, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soulpower Acquisition Corporation

	By:	/s/ Justin Lafazan
	Name:	Justin Lafazan
	Title:	Chief Executive Officer

Dated: March 31, 2026